Janus Henderson U.S. Equity Enhanced Income ETF

Ticker: JUDO
Principal U.S. Listing Exchange: Cboe BZX Exchange, Inc.

Summary Prospectus dated March 23, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at janushenderson.com/info. You can also get this information at no cost by calling a Janus Henderson representative at 1-877-335-2687 or by sending an email request to prospectusrequest@janushenderson.com.

INVESTMENT OBJECTIVE

Janus Henderson U.S. Equity Enhanced Income ETF seeks current income and long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay brokerage commissions and other fees to financial intermediaries on their purchases and sales of Fund shares, which are not reflected in the table or in the example below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.55%

(1)	Other Expenses are based on the estimated expenses that the Fund expects to incur during the current fiscal year.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$56	$176

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund was not in operation during the most recent fiscal year, no portfolio turnover information is available as of the date of this Prospectus.

PRINCIPAL INVESTMENT STRATEGY

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity securities of U.S. companies, as well as options on equity securities of U.S. companies or on U.S. equity indices. An issuer is deemed to be economically tied to the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the United States; (ii) a majority of the issuer’s revenues are derived from the United States; or (iii) a majority of the issuer’s assets are located in the United States.

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The Fund will typically invest in approximately 50-70 equity securities, including common stocks, preferred stocks, depository receipts, and other equity related securities. The Fund will primarily invest in dividend-paying equity securities. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies. Factors that portfolio management may consider in its fundamental analysis include a company’s returns on capital, balance sheet flexibility, and dividend growth potential. Portfolio management will generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings.

The Fund will also employ an option strategy in which it will opportunistically write (sell) covered call options on certain of the equity securities in the portfolio in order to seek additional income (in the form of premiums on the options) and selective repurchase of such options. A call option written (sold) by the Fund will give the holder (buyer) the right to buy a certain equity security at a predetermined price (exercise price) from the Fund. A premium is the income received by the writer of the option contract. The Fund seeks to lower risk and enhance income by tactically selling short-term call option contracts on some, or all, of the equity securities in the portfolio. In selling call option contracts, the Fund effectively sells its ability to participate in gains of the underlying security beyond the predetermined exercise price in exchange for the premium income received. The Fund is not obligated to continuously cover each individual equity position. When one of the underlying security demonstrates strength or an increase in implied volatility, the Fund identifies that opportunity and sells call option contracts tactically, rather than keeping all positions covered and limiting potential upside.

The Fund is “actively-managed” and, thus, does not seek to replicate the performance of a specified index. Accordingly, portfolio management has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.

The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

The Fund is classified as nondiversified, which allows it to hold larger positions in securities compared to a fund that is classified as diversified.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Fund are set forth below.

Market Risk. The value of the Fund’s portfolio may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Fund’s net asset value may decrease. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Covered Call Strategy Risk. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of an underlying security above the exercise price of the option, but will continue to bear the risk of declines in the value of the underlying security. The premiums received from “writing” options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time. In addition, while the options are in effect, the Fund’s ability to sell the underlying securities will be limited. The Fund will have no control over the exercise of an option by the option holder and may lose the benefit from any capital appreciation on the underlying security.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Fund holds participate.

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Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.

Industry and Sector Risk. The Fund may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Fund more vulnerable to unfavorable developments than funds that invest more broadly. As the Fund’s portfolio becomes more concentrated, the Fund is less able to spread risk and potentially reduce the risk of loss and volatility. As the Fund’s holdings change over time, the Fund’s exposure to a particular economic sector may fluctuate.

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Financial Services Sector Risk. To the extent the Fund invests its assets in the financial services sector, the Fund will have exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/ or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.

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Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income.

Options Risk. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying security or settle for cash in an amount based on an underlying reference asset (e.g., an instrument, interest rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. There may at times be an imperfect correlation between the movement in values of options and their underlying securities, causing a given transaction to not achieve its intended objective. If a put or call option purchased by the Fund were permitted to expire, its premium payment will represent a loss to the Fund. There is no assurance that a liquid market will exist for any particular option contract at any particular time. The Fund may also be at risk that counterparties entering into an option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options. To the extent the Fund utilizes options on indices, these options may, depending on circumstances, involve greater risks.

Portfolio Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Accordingly, the Fund may underperform benchmark indices or other funds with similar investment objectives.

Issuer Concentration Risk. The Fund’s portfolio may be comprised of a relatively small number of issuers in comparison to other funds. As a result, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer held by the Fund and may be susceptible to greater losses because of these developments. The Fund’s policy of concentrating its portfolio on a smaller number of holdings could result in more volatility in the Fund’s performance and share price.

Nondiversification Risk. The Fund is classified as nondiversified under the Investment Company Act of 1940, as amended (the “1940 Act”). This gives the Fund’s portfolio management more flexibility to hold larger positions in securities than a fund that is classified as diversified. As a result, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value (“NAV”) and total return.

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New/Smaller Sized Fund Risk. Because the Fund is relatively new, it has a limited operating history and a small asset base. The Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger. If the Fund were to fail to attract sufficient assets to achieve or maintain economies of scale, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.

Securities Lending Risk. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the Fund lends its securities and is unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested in an affiliated cash management vehicle or time deposits. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

ETF Risks. The Fund is an exchange-traded fund (“ETF”), and, as a result of the Fund utilizing an ETF’s structure, it is exposed to the following risks:

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Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). Only APs may engage in creation or redemption transactions directly with the Fund and they have no obligation to submit creation or redemption orders. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, the Fund’s shares may trade at a material discount to the NAV and possibly face delisting from Cboe BZX Exchange, Inc. (the “Exchange”): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Costs of Buying or Selling Shares. Due to the costs of buying or selling Fund shares, frequent trading of the Fund’s shares may significantly reduce investment results and an investment in the Fund may not be advisable for investors who anticipate regularly making small investments.

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Shares Trade at Prices Other Than NAV. As with all ETFs, the Fund’s shares are bought and sold on the Exchange at market prices. There may be times when the market price of the Fund’s shares is more than the NAV (premium) or less than the NAV (discount) due to supply and demand for the Fund’s shares. This risk is heightened during periods of steep market declines and/or periods when there is limited trading activity for the Fund’s shares on the Exchange.

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Trading. There can be no assurance that the Fund’s shares will trade with any volume, or at all, on the Exchange. There can be no assurance that an active trading market for Fund shares will develop or be maintained. Furthermore, during a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly resulting in the Fund’s shares trading at a substantial discount to NAV. Flash crashes may also cause APs and other market makers to limit or cease trading in the Fund’s shares.

In addition, trading is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Shareholders could suffer significant losses to the extent that they sell shares during a flash crash or when the Exchange’s circuit breaker rules are in effect.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund’s first annual and/or semiannual report and will be made available at janushenderson.com/info or by calling 1-800-668-0434.

MANAGEMENT

Investment Adviser: Janus Henderson Investors US LLC

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Portfolio Management: Jeremiah Buckley, CFA, is Portfolio Manager of the Fund, which he has managed since inception in March 2026.

PURCHASE AND SALE OF FUND SHARES

The Fund is an actively-managed ETF. Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” through APs. The Adviser may modify the Creation Unit size with prior notification to the Fund’s APs. See the ETF portion of the Janus Henderson website for the Fund’s current Creation Unit size. Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities with a cash balancing amount and/or all cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the Exchange, and individual investors can purchase or sell shares in much smaller increments for cash in the secondary market through a broker-dealer. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

Investors purchasing or selling shares in the secondary market may also incur additional costs, including brokerage commissions, and an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Historical information regarding the Fund’s bid/ask spread, when available, can be accessed on Janus Henderson’s website at janushenderson.com/performance and then selecting the Fund.

TAX INFORMATION

The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account (in which case you may be taxed at ordinary income tax rates upon withdrawal of your investment from such account). A sale of Fund shares may result in a capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay broker-dealers or intermediaries for the sale and/or maintenance of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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